Exhibit 99.1

Supplemental Financial and Operating Information
Quarter Ended March 31, 2015
www.preit.com
NYSE: PEI
NYSE: PEIPRA, PEIPRB

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
March 31, 2015

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. As of March 31, 2015, the Company owned interests in 43 retail properties, 38 of which are operating retail properties, four which are development properties, and one which is under redevelopment (The Gallery). The 38 operating retail properties have a total of 28.5 million square feet and include 32 enclosed malls and six other retail properties. The operating properties are located in 11 states in the eastern half of the United States, primarily in the Mid-Atlantic region. PREIT is headquartered in Philadelphia, Pennsylvania.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Vice President of Corporate Communications and Investor Relations
200 South Broad Street
Philadelphia, PA 19102
Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: crowellh@preit.com

Research Coverage

Company	Analyst	Phone Number

Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640

Barclays Capital	Ross Smotrich	(212) 526-2306

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Christy McElroy	(212) 816-6981

Discern	David Wiggington	(646) 863-4177

Green Street Advisors	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended March 31,		Year Ended December 31,
	2015	2014	2014	2013
TRADING INFORMATION
Common Shares
High Price per share	$25.34	$20.05	$24.35	$22.54
Low Price per share	$21.20	$17.14	$16.35	$14.20
Closing Share Price (at the end of period)	$23.23	$18.05	$23.46	$18.98
Series A Preferred Shares
High Price per share	$27.62	$26.16	$27.24	$28.06
Low Price per share	$26.16	$25.04	$25.04	$24.77
Closing Share Price (at the end of period)	$26.50	$25.92	$26.24	$25.16
Series B Preferred Shares
High Price per share	$26.89	$25.30	$26.41	$26.86
Low Price per share	$25.61	$23.53	$23.53	$23.05
Closing Share Price (at the end of period)	$25.79	$25.05	$25.89	$23.73
MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	69,116	68,742	68,801	68,293
OP Units Outstanding	8,372	2,129	2,122	2,129
Total Common Shares and OP Units Outstanding	77,488	70,871	70,923	70,422
Equity Market Capitalization—Common Shares and OP Units	$1,800,058	$1,279,215	$1,663,848	$1,336,614
Series A Preferred Shares, Nominal Value	115,000	115,000	115,000	115,000
Series B Preferred Shares, Nominal Value	86,250	86,250	86,250	86,250
Total Equity Market Capitalization	$2,001,308	$1,480,465	$1,865,098	$1,537,864
DEBT CAPITALIZATION
Secured Debt Balance (1)	$1,601,723	$1,696,420	$1,598,257	$1,701,101
Unsecured Debt Balance (2) (3)	460,000	155,000	130,000	130,000
Debt Capitalization	2,061,723	1,851,420	1,728,257	1,831,101
TOTAL MARKET CAPITALIZATION	$4,063,031	$3,331,885	$3,593,355	$3,368,965
Equity Capitalization/Total Market Capitalization	49.3%	44.4%	51.9%	45.6%
Debt Capitalization/Total Market Capitalization	50.7%	55.6%	48.1%	54.4%
Unsecured Debt Balance/Total Debt	22.3%	8.4%	7.5%	7.1%
DISTRIBUTIONS PER COMMON SHARE
Capital Gain Distributions	(3)	$—	$0.11	$—
Non-Dividend Distributions	(3)	0.20	0.69	0.74
Distributions per common share	$0.21	$0.20	$0.80	$0.74
Annualized Dividend Yield (4)	3.6%	4.4%	3.4%	3.9%
CAPITAL RESOURCES
Cash and Cash Equivalents	$48,088	$37,757	$47,721	$41,867
Revolving Facility	400,000	400,000	400,000	400,000
Amount Outstanding	(210,000)	(25,000)	—	(130,000)
Letter of Credit	(14,986)	—	(7,135)	—
Available Revolving Facility	175,014	375,000	392,865	270,000
Term Loans	250,000	250,000	250,000	—
Amount Borrowed	(250,000)	(130,000)	(130,000)	—
Available Term Loans	—	120,000	120,000	—
TOTAL	$223,102	$532,757	$560,586	$311,867
Shelf Registration	$1,000,000	$568,750	$1,000,000	$568,750

(1)	The unsecured debt balance includes a Revolving Facility balance of $210,000 as of March 31, 2015, $25,000 as of March 31, 2014 and $130,000 as of December 31, 2013.

(2)	The unsecured debt balance includes a Term Loan balance of $250,000 as of March 31, 2015 and $130,000 as of December 31, 2014 and March 31, 2014, respectively.

(3)	Tax status of 2015 dividend payments will be available in January 2016.

(4)	Based on closing share price at the end of the period.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters Ended March 31, 2015 and March 31, 2014
Proportionate Consolidation Method
(in thousands)

	Quarter Ended March 31, 2015			Quarter Ended March 31, 2014
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total
REVENUE:
Base rent	$64,273	$8,736	$73,009	$71,342	$6,874	$78,216
Expense reimbursements	31,510	4,020	35,530	34,351	3,289	37,640
Percentage rent	524	85	609	590	52	642
Lease termination revenue	441	—	441	100	12	112
Other real estate revenue	2,035	322	2,357	2,226	282	2,508
Total real estate revenue	98,783	13,163	111,946	108,609	10,509	119,118
Other income	1,274	—	1,274	779	—	779
Total revenue	100,057	13,163	113,220	109,388	10,509	119,897
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(33,807)	(3,889)	(37,696)	(39,403)	(2,724)	(42,127)
Utilities	(5,149)	(498)	(5,647)	(8,210)	(254)	(8,464)
Other property operating expenses	(4,196)	(814)	(5,010)	(4,104)	(557)	(4,661)
Total property operating expenses	(43,152)	(5,201)	(48,353)	(51,717)	(3,535)	(55,252)
Depreciation and amortization	(33,189)	(3,212)	(36,401)	(36,235)	(1,842)	(38,077)
General and administrative expenses	(8,943)	—	(8,943)	(9,077)	—	(9,077)
Acquisition costs and other expenses	(4,451)	(27)	(4,478)	(1,646)	—	(1,646)
Total operating expenses	(89,735)	(8,440)	(98,175)	(98,675)	(5,377)	(104,052)
Interest expense, net (2)	(20,145)	(2,640)	(22,785)	(20,170)	(2,730)	(22,900)
Impairment of assets	(6,240)	—	(6,240)	(1,300)	—	(1,300)
Total expenses	(116,120)	(11,080)	(127,200)	(120,145)	(8,107)	(128,252)
Loss before equity in income of partnerships and gain on sale interest in non operating real estate	(16,063)	2,083	(13,980)	(10,757)	2,402	(8,355)
Equity in income of partnerships	2,083	(2,083)	—	2,402	(2,402)	—
Gain on sale of interest in non operating real estate	43	—	43	—	—	—
Net loss	(13,937)	—	(13,937)	(8,355)	—	(8,355)
Less: net loss attributed to noncontrolling interest	429	—	429	252	—	252
Net loss attributable to PREIT	(13,508)	—	(13,508)	(8,103)	—	(8,103)
Less: preferred share dividends	(3,962)	—	(3,962)	(3,962)	—	(3,962)
Net loss attributable to PREIT common shareholders	$(17,470)	$—	$(17,470)	$(12,065)	$—	$(12,065)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $35 and $103 for the quarters ended March 31, 2015 and 2014, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Net Operating Income (1)
(in thousands)

	Quarter Ended March 31, 2015				Quarter Ended March 31, 2014
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$69,500	$354	$3,155	$73,009	$68,873	$279	$9,064	$78,216
Expense reimbursements	34,234	23	1,273	35,530	34,175	34	3,431	37,640
Percentage rent	588	—	21	609	626	—	16	642
Lease termination revenue	382	—	59	441	112	—	—	112
Other real estate revenue	2,170	1	186	2,357	2,008	1	499	2,508
TOTAL REAL ESTATE REVENUE	106,874	378	4,694	111,946	105,794	314	13,010	119,118
Property operating expenses:
CAM and real estate taxes	(35,447)	(156)	(2,093)	(37,696)	(36,501)	(96)	(5,530)	(42,127)
Utilities	(5,333)	(5)	(309)	(5,647)	(7,252)	—	(1,212)	(8,464)
Other property operating expenses	(4,371)	(63)	(576)	(5,010)	(3,819)	(4)	(838)	(4,661)
TOTAL PREOPERTY OPERATING EXPENSES	(45,151)	(224)	(2,978)	(48,353)	(47,572)	(100)	(7,580)	(55,252)
NET OPERATING INCOME	$61,723	$154	$1,716	$63,593	$58,222	$214	$5,430	$63,866

	2015	% change 2014 to 2015	2014
Same Store NOI variance
Same Store NOI (2)	$61,723	6.0%	$58,222
Same Store NOI excluding lease terminations	$61,341	5.6%	$58,110

(1)	PREIT's proportionate share of partnership operations is "grossed up" to reflect the Company's share of the total revenue and expenses of the underlying properties.

(2)	Same Store NOI definition can be found on page 23.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended March 31,
	2015	2014
Net loss	$(13,937)	$(8,355)
Noncontrolling interest	429	252
Dividends on preferred shares	(3,962)	(3,962)
Dividends on unvested restricted shares	(86)	(113)
Net loss used to calculate loss per share - basic and diluted	$(17,556)	$(12,178)

Basic and diluted loss per share	$(0.26)	$(0.18)

Weighted average common shares outstanding	68,566	67,944
Weighted average unvested restricted shares	—	—
Weighted average shares outstanding - basic	68,566	67,944
Weighted average effect of common share equivalents (1)	—	—
Total weighted average shares outstanding - diluted	68,566	67,944

(1)
The Company had net losses used to calculate earnings per share for all periods presented. Therefore, the effect of common share equivalents of 432 and 403 for the quarters ended March 31, 2015 and 2014, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Quarter Ended March 31, 2015				Quarter Ended March 31, 2014
	Consolidated	PREIT’s share of unconsolidated partnerships	Total		Consolidated	PREIT’s share of unconsolidated partnerships	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$98,783	$13,163	$111,946		$108,609	$10,509	$119,118
Property operating expenses	(43,152)	(5,201)	(48,353)		(51,717)	(3,535)	(55,252)
NET OPERATING INCOME	55,631	7,962	63,593		56,892	6,974	63,866
General and administrative expenses	(8,943)	—	(8,943)		(9,077)	—	(9,077)
Other income	1,274	—	1,274		779	—	779
Acquisition costs and other expenses	(4,451)	(27)	(4,478)		(1,646)	—	(1,646)
Interest expense, net	(20,145)	(2,640)	(22,785)		(20,170)	(2,730)	(22,900)
Depreciation on non real estate assets	(378)	—	(378)		(445)	—	(445)
Gain on sale of interest in non operating real estate	43	—	43		—	—	—
Preferred share dividends	(3,962)	—	(3,962)		(3,962)	—	(3,962)
FFO	19,069	5,295	24,364		22,371	4,244	26,615
Depreciation on real estate assets	(32,811)	(3,212)	(36,023)		(35,790)	(1,842)	(37,632)
Equity in income of partnerships	2,083	(2,083)	—		2,402	(2,402)	—
Impairment of assets	(6,240)	—	(6,240)		(1,300)	—	(1,300)
Preferred share dividends	3,962	—	3,962		3,962	—	3,962
Net loss	$(13,937)	$—	$(13,937)		$(8,355)	$—	$(8,355)
FFO	$19,069	$5,295	$24,364		$22,371	$4,244	$26,615
Acquisition costs	3,330	—	3,330		1,387	—	1,387
Loss on hedge ineffectiveness	512	—	512		—	—	—
FFO AS ADJUSTED	$22,911	$5,295	$28,206		$23,758	$4,244	$28,002
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO AS ADJUSTED	$22,911	$5,295	$28,206		$23,758	$4,244	$28,002
Adjustments:
Straight line rent	(272)	(145)	(417)		(518)	(44)	(562)
Recurring capital expenditures	(1,081)	(27)	(1,108)		(492)	(10)	(502)
Tenant allowances	(3,784)	(107)	(3,891)		(2,468)	(40)	(2,508)
Capitalized leasing costs	(1,655)	—	(1,655)		(1,420)	—	(1,420)
Amortization of above- and below-market lease intangibles	(80)	(6)	(86)		(338)	(21)	(359)
FAD	$16,039	$5,010	$21,049		$18,522	$4,129	$22,651
Weighted average number of shares outstanding			68,566				67,944
Weighted average effect of full conversion of OP Units			2,192				2,129
Effect of common share equivalents			432				403
Total weighted average shares outstanding, including OP Units			71,190				70,476
FFO PER DILUTED SHARE AND OP UNIT			$0.34				$0.38
FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED			$0.40				$0.40
FAD PER DILUTED SHARE AND OP UNIT			$0.30				$0.32
DIVIDEND PER COMMON SHARE			$0.21				$0.20
PAYOUT RATIOS
Payout ratio of FFO			45.4%	(1)			42.7%	(2)
Payout ratio of FFO as adjusted			41.4%	(1)			40.4%	(2)
Payout ratio of FAD			76.8%	(1)			67.9%	(2)

(1)	Twelve months ended March 31, 2015.

(2)	Twelve months ended March 31, 2014.

Pennsylvania Real Estate Investment Trust
2015 Leasing Activity Summary

			Avg Gross Rent psf		Change in Gross Rent psf		Annualized Tenant Improvements psf (2)
	Number	GLA	Previous	New(1)	Dollar	%
New Leases - non anchor tenants less than 10k sf: (3)
1st Quarter	23	43,481	N/A	$70.36	$70.36	N/A	$5.73
Total/Average	23	43,481	N/A	$70.36	$70.36	N/A	$5.73

New Leases - non anchor tenants 10k sf or greater: (3)
1st Quarter	1	13,000	N/A	$22.49	$22.49	N/A	$12.64
Total/Average	1	13,000	N/A	$22.49	$22.49	N/A	$12.64

Renewals - non anchor tenants less than 10k sf : (4)
1st Quarter	60	137,227	$45.25	$45.95	$0.70	1.5%	$0.18
Total/Average	60	137,227	$45.25	$45.95	$0.70	1.5%	$0.18

Renewals - non anchor tenants 10k sf or greater: (4)
1st Quarter	1	12,608	$13.00	$13.50	$0.50	3.8%	$—
Total/Average	1	12,608	$13.00	$13.50	$0.50	3.8%	$—

(1)	New rent is the initial amount payable upon rent commencement. In certain cases, a lower rent may be payable until certain conditions in the lease are satisfied.

(2)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(3)	This category includes newly constructed and recommissioned space.

(4)	This category includes expansions and lease extensions.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	March 31, 2015 (1)						March 31, 2014						Change
	% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(2)(3)	Occ. Cost	Occupancy		% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(2)(3)	Occ. Cost	Occupancy		Avg. Comp Sales	Avg. Gross Rent(2)(3)	Occ. Cost	Occupancy
					Total	Non-Anchor					Total	Non-Anchor				Total	Non-Anchor

Premier Malls	34.7%	$563	$70.34	12.9%	96.1%	94.1%	33.0%	$522	$67.88	13.4%	96.9%	95.4%	7.9%	3.6%	(0.5)%	(0.8)%	(1.3)%
Core Growth Malls	45.5%	$370	$44.51	12.9%	95.1%	90.4%	42.5%	$352	$42.50	13.0%	95.6%	91.5%	5.1%	4.7%	(0.1)%	(0.5)%	(1.1)%
Opportunistic Malls	5.0%	$279	$27.94	11.3%	89.3%	86.2%	5.4%	$258	$27.89	12.0%	89.0%	86.4%	8.1%	0.2%	(0.7)%	0.3%	(0.2)%
Non Core Malls	5.8%	$293	$28.55	10.9%	93.8%	86.6%	5.5%	$264	$27.79	11.3%	93.2%	85.2%	11.0%	2.7%	(0.4)%	0.6%	1.4%
Total Same Store Malls	91.0%	$414	$48.31	12.7%	94.5%	90.5%	86.4%	$385	$46.51	13.0%	94.9%	91.2%	7.5%	3.9%	(0.3)%	(0.4)%	(0.7)%
Non Same Store Mall (4)	3.4%	N/A	N/A	N/A	N/A	N/A	5.1%	$359	$48.93	14.6%	76.8%	77.8%	N/A	N/A	N/A	N/A	N/A
Total Malls	94.4%	$414	$48.31	12.7%	94.5%	90.5%	91.5%	$384	$46.58	13.1%	93.6%	90.7%	7.8%	3.7%	(0.4)%	0.9%	(0.2)%
Other Retail Properties	4.1%	N/A	$19.04	N/A	99.3%	99.2%	3.7%	N/A	$19.03	N/A	96.0%	95.2%	N/A	0.1%	N/A	3.3%	4.0%
Total Retail Properties	98.5%	N/A	$43.20	N/A	94.8%	91.3%	95.2%	N/A	$42.22	N/A	93.8%	91.1%	N/A	2.3%	N/A	1.0%	0.2%
Sold Properties (5)	1.1%	N/A	N/A	N/A	N/A	N/A	2.8%	$242	$22.58	N/A	89.2%	83.5%	N/A	N/A	N/A	N/A	N/A
Other Properties	0.4%	N/A	N/A	N/A	N/A	N/A	2.0%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%	$414	$43.20		94.8%	91.3%	100.0%	$377	$40.79		93.4%	90.6%	9.8%	5.9%		1.4%	0.7%

(1)	Operating metrics for Springfield Town Center are excluded because the property was acquired on the last day of the quarter.

(2)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that occupy individual spaces of 10,000 square feet or less. Average gross rent for other retail properties includes all non-anchor space owned by the Company regardless of size.

(3)	Average gross rent for mall tenants greater than 10,000 sf was $18.89 per square foot as of March 31, 2015 and $18.05 per square foot as of March 31, 2014.

(4)	Operating metrics for The Gallery as of March 31, 2015 are excluded because the property is under redevelopment.

(5)	Sold properties include Nittany Mall, North Hanover Mall, South Mall, and Whitehall Mall. Average comp sales information as of March 31, 2014 includes Nittany Mall, North Hanover Mall, and South Mall.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

	March 31, 2015			March 31, 2014			Change
	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales(1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %
Premier Malls
Cherry Hill Mall	$648	93.3%	92.0%	$623	94.3%	93.1%	4.0%	(1.0)%	(1.1)%
Willow Grove Park	576	96.8%	93.5%	424	97.4%	94.6%	35.8%	(0.6)%	(1.1)%
Lehigh Valley Mall	563	95.7%	93.0%	533	97.7%	96.3%	5.6%	(2.0)%	(3.3)%
Woodland Mall	557	96.7%	96.7%	524	98.0%	98.0%	6.3%	(1.3)%	(1.3)%
Jacksonville Mall	462	97.6%	95.3%	492	97.1%	94.3%	(6.1)%	0.5%	1.0%
Dartmouth Mall	419	98.2%	97.1%	428	98.0%	96.7%	(2.1)%	0.2%	0.4%
Premier Malls Subtotal	$563	96.1%	94.1%	$522	96.9%	95.4%	7.9%	(0.8)%	(1.3)%
Core Growth Malls
The Mall at Prince Georges	$447	99.1%	98.1%	$396	98.6%	97.2%	12.9%	0.5%	0.9%
Viewmont Mall	409	97.2%	92.8%	387	95.4%	88.1%	5.7%	1.8%	4.7%
Valley Mall	406	93.9%	89.5%	358	95.9%	92.9%	13.4%	(2.0)%	(3.4)%
Patrick Henry Mall	405	92.0%	88.4%	388	93.3%	90.2%	4.4%	(1.3)%	(1.8)%
Springfield Mall	403	93.2%	93.2%	391	94.8%	94.8%	3.1%	(1.6)%	(1.6)%
Valley View Mall	398	94.6%	92.8%	371	91.6%	88.4%	7.3%	3.0%	4.4%
Wyoming Valley Mall	381	95.7%	87.7%	393	96.4%	89.6%	(3.1)%	(0.7)%	(1.9)%
Capital City Mall	380	97.7%	95.7%	374	96.8%	94.6%	1.6%	0.9%	1.1%
Francis Scott Key Mall	367	96.9%	95.1%	351	97.8%	96.4%	4.6%	(0.9)%	(1.3)%
Magnolia Mall	360	99.3%	98.4%	346	98.4%	96.4%	4.0%	0.9%	2.0%
Moorestown Mall	360	91.7%	81.3%	349	89.2%	76.1%	3.2%	2.5%	5.2%
Crossroads Mall	333	96.2%	91.7%	332	99.2%	98.4%	0.3%	(3.0)%	(6.7)%
Exton Square Mall	329	93.0%	84.6%	304	94.7%	88.4%	8.2%	(1.7)%	(3.8)%
Cumberland Mall	325	90.5%	84.3%	302	94.2%	90.5%	7.6%	(3.7)%	(6.2)%
Plymouth Meeting Mall	319	92.9%	89.2%	326	91.6%	87.2%	(2.1)%	1.3%	2.0%
Logan Valley Mall	319	94.5%	86.9%	299	98.0%	95.1%	6.7%	(3.5)%	(8.2)%
Gadsden Mall	297	96.5%	91.4%	291	98.2%	95.6%	2.1%	(1.7)%	(4.2)%
Core Growth Malls Subtotal	$370	95.1%	90.4%	$352	95.6%	91.5%	5.1%	(0.5)%	(1.1)%
Opportunistic Malls
Wiregrass Commons Mall	$291	88.7%	83.5%	$266	92.1%	88.5%	9.4%	(3.4)%	(5.0)%
Beaver Valley Mall	289	96.4%	92.3%	267	95.1%	89.5%	8.2%	1.3%	2.8%
New River Valley Mall	281	85.0%	92.2%	269	85.7%	96.5%	4.5%	(0.7)%	(4.3)%
Voorhees Town Center	248	74.1%	73.7%	211	72.2%	71.8%	17.5%	1.9%	1.9%
Opportunistic Malls Subtotal	$279	89.3%	86.2%	$258	89.0%	86.4%	8.1%	0.3%	(0.2)%

Malls Excluding Non Core and Redevelopment Subtotal	$424	94.6%	90.9%	$397	95.1%	91.9%	6.8%	(0.5)%	(1.0)%
Non Core Malls
Palmer Park Mall	$331	93.2%	78.3%	$298	95.2%	84.8%	11.1%	(2.0)%	(6.5)%
Washington Crown Center	328	94.6%	89.9%	272	84.5%	71.3%	20.6%	10.1%	18.6%
Uniontown Mall	283	93.4%	85.1%	263	94.8%	88.2%	7.6%	(1.4)%	(3.1)%
Lycoming Mall	264	94.1%	88.4%	242	97.0%	94.1%	9.1%	(2.9)%	(5.7)%
Non Core Malls Subtotal	$293	93.8%	86.6%	$264	93.2%	85.2%	11.0%	0.6%	1.4%
Same Store Malls weighted average	$414	94.5%	90.5%	$385	94.9%	91.2%	7.5%	(0.4)%	(0.7)%
Non Same Store Redevelopment Mall
The Gallery at Market East (2)	N/A	N/A	N/A	$359	76.8%	77.8%	N/A	N/A	N/A
Total Continuing Malls weighted average	$414	94.5%	90.5%	$384	93.6%	90.7%	7.8%	0.9%	(0.2)%
Sold Properties	N/A	N/A	N/A	$242	87.7%	82.9%	N/A	N/A	N/A
Total Reported weighted average	$414	94.5%	90.5%	$377	93.3%	90.3%	9.8%	1.2%	0.2%

(1)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

(2)	Average comp sales and total and non anchor occupancy for The Gallery as of March 31, 2015 are excluded because the property is under redevelopment.

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants

Tenant	Brands	Total Number of Locations (1)	Percentage of Annualized Gross Rent (2)
L Brands, Inc.	Bath & Body Works, Henri Bendel, Pink, Victoria's Secret	64	3.7%
Signet Jewelers Limited	J.B. Robinson Jewelers, Kay Jewelers, LeRoy's, Marks and Morgan Jewelers, Piercing Pagoda, Plumb Gold, Shaw's Jewelers, Silver & Gold Connection, Totally Pagoda, Zale's Jewelers	96	3.3%
Foot Locker, Inc.	Champs, Foot Locker, Footaction, Kids Foot Locker, Lady Foot Locker, Nike Yardline	55	3.0%
Gap, Inc.	Banana Republic, Gap/Gap Kids/Baby Gap, Old Navy	34	2.9%
J.C. Penney Company, Inc. (3) (4)	JC Penney	25	2.7%
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	33	2.6%
Sears Holding Corporation	Kmart, Sears	21	1.7%
Dick's Sporting Goods, Inc.	Dick's Sporting Goods	10	1.5%
Genesco, Inc.	Hat Shack, Hat World, Johnston & Murphy, Journey's, Journey's Kidz, Lids, Lids Locker Room, Shi by Journey's, Underground by Journey's	56	1.5%
Ascena Retail Group, Inc.	Dress Barn, Justice, Lane Bryant, Maurices	37	1.5%
Macy's, Inc.	Bloomingdale's, Macy's	23	1.5%
Luxottica Group S.p.A.	Lenscrafters, Pearle Vision, Sunglass Hut/Watch Station	41	1.5%
Abercrombie & Fitch Co.	abercrombie, Abercrombie & Fitch, Hollister Co.	17	1.3%
Boscov's Department Store	Boscov's	8	1.3%
Regal Entertainment Group	Regal Cinemas	4	1.2%
The Children's Place Retail Stores, Inc.	The Children's Place	26	1.2%
Forever 21, Inc.	Forever 21	9	1.1%
The Finish Line, Inc.	Finish Line	22	1.1%
Shoe Show, Inc.	The Shoe Dept/Encore	23	1.1%
Advent CR Holdings, Inc.	Charlotte Russe	16	1.1%
Total Top 20 Tenants		620	36.9%
Total Leases		2,485	100.0%

(1)	Excludes tenants from The Gallery and Springfield Town Center.

(2)	Includes PREIT’s proportionate share of tenant gross rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(3)	Includes a landlord owned store located at Exton Square Mall which the tenant closed in May 2014. The tenant is obligated to pay rent through the end of the lease in May 2020.

(4)	Includes a landlord owned store located at Cumberland Mall which the tenant closed in April 2015. The tenant is obligated to pay rent through July 2015.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of March 31, 2015
(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
Holdover	224	657,168	6.4%	$22,216	$21,394	6.6%	$33.81
2015	208	516,999	5.1%	21,791	20,674	6.3%	42.15
2016	419	1,527,466	14.9%	55,854	51,027	15.7%	36.57
2017	380	1,204,502	11.8%	46,666	42,850	13.2%	38.74
2018	254	1,160,424	11.4%	41,013	36,765	11.3%	35.34
2019	223	1,017,481	9.9%	34,707	31,516	9.7%	34.11
2020	123	995,929	9.7%	25,297	22,218	6.8%	25.40
2021	112	482,888	4.7%	17,509	15,619	4.8%	36.26
2022	118	548,135	5.4%	20,883	18,737	5.7%	38.10
2023	137	795,121	7.8%	27,745	24,744	7.6%	34.89
2024	126	574,585	5.6%	23,542	21,833	6.7%	40.97
Thereafter	82	747,799	7.3%	19,251	18,201	5.6%	25.74
Total/Average	2,406	10,228,497	100.0%	$356,474	$325,578	100.0%	$34.85

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2015 (5)	7	750,037	8.6%	$3,387	$3,387	8.9%	$4.52
2016	16	1,732,683	19.8%	6,728	6,728	17.7%	3.88
2017	9	1,319,105	15.1%	4,589	4,238	11.1%	3.48
2018	11	1,163,222	13.3%	5,113	5,113	13.4%	4.40
2019	18	1,857,420	21.3%	7,402	6,739	17.7%	3.99
2020 (6)	7	801,161	9.2%	3,657	3,657	9.6%	4.56
2021	2	126,805	1.5%	2,364	1,182	3.1%	18.64
2022	4	521,173	6.0%	2,647	2,647	7.0%	5.08
2023	—	—	—%	—	—	—%	N/A
2024	—	—	—%	—	—	—%	N/A
Thereafter	5	457,134	5.2%	5,009	4,359	11.5%	10.96
Total/Average	79	8,728,740	100.0%	$40,896	$38,050	100.0%	$4.69

(1)	Only includes owned space. Excludes The Gallery and Springfield Town Center.

(2)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 380,326 square feet.

(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(4)	Accounts for all contiguous anchor space as one lease.

(5)	Includes a landlord owned store located at Cumberland Mall which the tenant closed in April 2015. The tenant is obligated to pay rent through July 2015.

(6)	Includes a landlord owned store located at Exton Square Mall which the tenant closed in May 2014. The tenant is obligated to pay rent through the end of the lease in May 2020.

Pennsylvania Real Estate Investment Trust
Property Information as of March 31, 2015
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Premier Malls
Cherry Hill Mall	NJ	100%	2003	1961/2009	138	—	—	—	—	—	—	138	305	174	—	—	—	—	479	229	405	55	1,306
Dartmouth Mall	MA	100%	1997	1971/2000	—	—	100	108	—	—	—	208	140	—	—	—	—	—	140	142	171	9	670
Jacksonville Mall	NC	100%	2003	1981/2008	—	—	52	117	—	—	73	242	—	—	—	—	—	—	—	113	128	12	495
Lehigh Valley Mall	PA	50%	1973	1977/2007	—	212	—	—	165	—	—	377	—	207	—	—	—	—	207	180	365	41	1,170
Willow Grove Park	PA	100%	2000-03	1982/2001	40	225	125	—	—	—	—	390	237	—	176	—	—	—	413	87	264	25	1,179
Woodland Mall	MI	100%	2005	1968/1998	—	—	—	—	—	—	—	—	157	255	313	—	—	—	725	167	263	15	1,170
Total Premier Malls					178	437	277	225	165	—	73	1,355	839	636	489	—	—	—	1,964	918	1,596	157	5,990
Core Growth Malls
Capital City Mall	PA	100%	2003	1974/2005	—	—	103	101	—	—	—	204	120	—	—	—	—	—	120	35	199	10	568
Crossroads Mall	WV	100%	2003	1981	—	—	90	87	—	—	78	255	—	—	—	—	—	—	—	74	122	18	469
Cumberland Mall (1)	NJ	100%	2005	1973/2003	—	—	51	—	—	—	213	264	—	—	—	155	—	118	273	200	141	63	941
Exton Square Mall (2)	PA	100%	2003	1973/2000	—	—	118	144	178	—	—	440	181	—	96	—	—	—	277	59	255	57	1,088
Francis Scott Key Mall	MD	100%	2003	1978/1991	—	—	101	121	—	—	—	222	139	—	—	—	—	—	139	181	194	19	755
Gadsden Mall	AL	100%	2005	1974/1990	—	—	88	112	—	—	101	301	—	—	—	—	—	—	—	96	92	18	507
Logan Valley Mall	PA	100%	2003	1960/1997	—	150	146	159	—	—	—	455	—	—	—	—	—	—	—	82	204	42	783
Magnolia Mall	SC	100%	1997	1979/2007	—	—	104	91	—	—	148	343	—	—	—	—	—	—	—	99	172	5	619
Moorestown Mall	NJ	100%	2003	1963/2008	—	—	—	206	203	—	—	409	200	—	—	—	—	121	321	88	180	62	1,060
Patrick Henry Mall	VA	100%	2003	1988/2005	—	—	85	—	—	—	50	135	140	—	—	—	—	145	285	38	225	34	717
Plymouth Meeting Mall	PA	100%	2003	1966/2009	—	—	—	—	189	—	65	254	215	—	—	—	—	—	215	198	229	52	948
The Mall at Prince Georges	MD	100%	1998	1959/2004	—	196	149	—	—	—	135	480	—	—	—	—	—	—	—	155	274	8	917
Springfield Mall	PA	50%	2005	1974/1997	—	—	—	—	—	—	—	—	192	—	—	—	—	196	388	10	198	16	612
Valley Mall	MD	100%	2003	1974/1999	—	—	157	—	—	123	—	280	120	—	123	—	—	—	243	127	221	41	912
Valley View Mall	WI	100%	2003	1980/2001	—	—	96	—	—	—	—	96	100	—	113	—	42	—	255	98	160	20	629
Viewmont Mall	PA	100%	2003	1968/2006	—	—	193	193	—	—	—	386	140	—	—	—	—	—	140	75	149	17	767
Wyoming Valley Mall	PA	100%	2003	1971/2006	—	146	173	118	—	155	—	592	—	—	—	—	—	—	—	101	178	39	910
Core Growth Malls					—	492	1,654	1,332	570	278	790	5,116	1,547	—	332	155	42	580	2,656	1,716	3,193	521	13,202
(continued on next page)

Pennsylvania Real Estate Investment Trust
Property Information as of March 31, 2015 (continued)
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Opportunistic Malls
Beaver Valley Mall	PA	100%	2002	1970/1991	—	—	126	191	194	—	—	511	205	—	—	—	—	—	205	206	197	34	1,153
New River Valley Mall	VA	100%	2003	1988/2007	—	—	50	—	—	—	89	139	—	—	—	—	—	—	—	135	120	70	464
Voorhees Town Center	NJ	100%	2003	1970/2007	—	—	—	—	4	—	—	4	224	—	—	173	—	24	421	73	150	80	728
Wiregrass Commons Mall	AL	100%	2003	1986/2008	—	—	—	—	—	—	95	95	—	84	—	—	—	248	332	10	164	34	635
Opportunistic Malls					—	—	176	191	198	—	184	749	429	84	—	173	—	272	958	424	631	218	2,980
Non Core Malls
Lycoming Mall	PA	100%	2003	1978/2007	—	—	62	130	—	60	81	333	120	—	—	—	—	—	120	162	151	41	807
Palmer Park Mall	PA	100%	1972/2003	1972/1998	—	—	—	—	192	122	—	314	—	—	—	—	—	—	—	—	113	31	458
Uniontown Mall	PA	100%	2003	1972/1990	—	—	63	100	—	80	148	391	—	—	—	—	—	—	—	102	162	45	700
Washington Crown Center	PA	100%	2003	1969/1999	—	—	—	83	—	78	84	245	140	—	—	—	—	—	140	141	118	29	673
Non Core Malls					—	—	125	313	192	340	313	1,283	260	—	—	—	—	—	260	405	544	146	2,638
Other Retail Properties
Street Level Retail (2 properties)	PA	100%	2014	1910/1960	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	38	27	9	74
Metroplex Shopping Center	PA	50%	1999	2001	—	—	—	—	—	—	67	67	—	—	—	—	—	301	301	354	56	—	778
The Court at Oxford Valley	PA	50%	1997	1996	—	—	—	—	—	—	60	60	—	—	—	—	—	247	247	343	54	1	705
Red Rose Commons	PA	50%	1998	1998	—	—	—	—	—	—	—	—	—	—	—	—	—	200	200	248	15	—	463
Springfield Park	PA	50%	1997/1998	1997/1998	—	—	—	—	—	—	98	98	—	—	—	—	—	146	146	21	22	—	287
Other Retail Properties					—	—	—	—	—	—	225	225	—	—	—	—	—	894	894	1,004	174	10	2,307
Non Same Store Property
Springfield Town Center (3)	VA	100%	2015	1974/2015																			1,365
Portfolio Totals					178	929	2,232	2,061	1,125	618	1,585	8,728	3,075	720	821	328	42	1,746	6,732	4,467	6,138	1,052	28,482

(1)	JCPenney closed this landlord owned store in April 2015. The tenant is obligated to pay rent through July 2015.

(2)	JCPenney closed this store in May 2014. The tenant is obligated to pay rent through the end of the lease in May 2020.

(3)	GLA detail for Springfield Town Center is not presented because the property was acquired on the last day of the quarter.

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of March 31, 2015

	Department Store Tenants
Properties	Belk	Bon-Ton	Boscov’s	Burlington Coat Factory	Dillard’s	JCPenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Premier Malls
Cherry Hill Mall	—	—	—	—	—	(1)	—	—	(1)	2025	—	—
Dartmouth Mall	—	—	—	—	—	2019	—	—	(1)	—	2016	—
Jacksonville Mall	2016	—	—	—	—	2020	—	—	—	—	2016	—
Lehigh Valley Mall	—	—	2017	—	—	(1)	—	—	2017	—	—	—
Willow Grove Park (2)	—	—	—	—	—	2032	—	—	2022, (1)	2022	(1)	—
Woodland Mall	—	—	—	—	—	(1)	(1)	—	(1)	—	(1)	—

Core Growth Malls
Capital City Mall	—	—	—	—	—	2015	—	—	(1)	—	2019	—
Crossroads Mall	2019	—	—	—	—	2016	—	—	—	—	2016	—
Cumberland Mall (3)	—	—	(1)	2019	—	2015	—	—	—	—	—	—
Exton Square Mall (4)(5)	—	—	2019	—	—	2020	—	—	(1)	—	2019, (1)	—
Francis Scott Key Mall	—	—	—	—	—	2016	—	—	(1)	—	2018	—
Gadsden Mall	2019	—	—	—	—	2028	—	—	—	—	2019	—
Logan Valley Mall	—	—	—	—	—	2017	—	—	2020	—	2016	—
Magnolia Mall	2016	—	—	—	—	2017	—	—	—	—	2017	—
Moorestown Mall	—	—	2020	—	—	—	—	(1)	(1)	—	2022	—
Patrick Henry Mall	—	—	—	—	(1)	2015	—	—	(1)	—	—	—
Plymouth Meeting Mall	—	—	2016	—	—	—	—	—	(1)	—	—	—
The Mall at Prince Georges	—	—	—	—	—	2016	—	—	2018	—	—	2019
Springfield Mall	—	—	—	—	—	—	—	—	(1)	—	—	(1)
Valley Mall	—	2019	—	—	—	2019	—	—	(1)	—	(1)	—
Valley View Mall	—	(1)	—	—	—	2020	—	—	(1)	—	(1)	—
Viewmont Mall	—	—	—	—	—	2015	—	—	(1)	—	2015	—
Wyoming Valley Mall	—	2017	—	—	—	2017	—	—	2017	—	2016	—

(continued on next page)

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of March 31, 2015 (continued)

	Department Store Tenants
Properties	Belk	Bon-Ton	Boscov’s	Burlington Coat Factory	Dillard’s	JCPenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Opportunistic Malls
Beaver Valley Mall	—	—	2018	—	—	2017	—	—	(1)	—	2016	—
New River Valley Mall	2020	—	—	—	—	2018	—	—	—	—	—	—
Voorhees Town Center	—	—	(1)	—	—	—	—	—	(1)	—	—	—
Wiregrass Commons Mall	(1)	—	—	2020	(1)	(1)	—	—	—	—	—	—

Non Core Malls
Lycoming Mall	—	2016	—	2019	—	2015	—	—	(1)	—	2018	—
Palmer Park Mall	—	2019	2018	—	—	—	—	—	—	—	—	—
Uniontown Mall	—	2016	—	2019	—	2015	—	—	—	—	2018	—
Washington Crown Center	—	2018	—	—	—	—	—	—	(1)	—	2019	—

Other Retail Properties
Street Level Retail (2 Properties)	—	—	—	—	—	—	—	—	—	—	—	—
Metroplex Shopping Center	—	—	—	—	—	—	—	—	—	—	—	(1)
The Court at Oxford Valley	—	—	—	—	—	—	—	—	—	—	—	—
Red Rose Commons	—	—	—	—	—	—	—	—	—	—	—	—
Springfield Park	—	—	—	—	—	—	—	—	—	—	—	(1)
Total PREIT Owned Department Stores	5	6	6	5	—	21	—	—	5	2	16	1
Total Non-PREIT Owned Department Stores	1	1	2	—	2	4	1	1	18	—	5	3

(1)	Department store is not PREIT owned.

(2)	The property has a Macy’s that is PREIT owned and a Bloomingdale’s that is not PREIT owned.

(3)	JCPenney closed this landlord owned store at this property in April 2015. The tenant is obligated to pay rent through July 2015.

(4)	The property has a Sears that is PREIT owned and a K-Mart that is not PREIT owned.

(5)	JCPenney closed this landlord owned store at this property in May 2014. The tenant is obligated to pay rent through the end of the lease in May 2020.

Pennsylvania Real Estate Investment Trust
Condensed Balance Sheet
Proportionate Consolidation Method (1)
(in thousands, except per share amounts)

	March 31, 2015			December 31, 2014
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,676,010	$332,409	$4,008,419	$3,216,231	$332,950	$3,549,181
Construction in progress	59,054	24,368	83,422	60,452	16,578	77,030
Land held for development	8,721	—	8,721	8,721	—	8,721
Total investments in real estate	3,743,785	356,777	4,100,562	3,285,404	349,528	3,634,932
Accumulated depreciation	(1,082,959)	(100,127)	(1,183,086)	(1,061,051)	(97,786)	(1,158,837)
Net investments in real estate	2,660,826	256,650	2,917,476	2,224,353	251,742	2,476,095
Investments in partnerships, at equity	147,847	(147,847)	—	140,882	(140,882)	—
Other assets:
Cash and cash equivalents	37,480	10,608	48,088	40,433	7,288	47,721
Rent and other receivables (2)	37,500	3,654	41,154	40,566	3,970	44,536
Intangible assets, net	24,294	5,654	29,948	6,452	6,071	12,523
Deferred costs and other assets, net	87,653	11,140	98,793	87,017	7,252	94,269
Total assets	$2,995,600	$139,859	$3,135,459	$2,539,703	$135,441	$2,675,144
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans	$1,409,049	$192,674	$1,601,723	$1,407,947	$190,310	$1,598,257
Term Loans	250,000	—	250,000	130,000	—	130,000
Revolving Facility	210,000	—	210,000	—	—	—
Tenants’ deposits and deferred rent	16,833	3,960	20,793	15,541	4,078	19,619
Distributions in excess of partnership investments	65,746	(65,746)	—	65,956	(65,956)	—
Fair value of derivative instruments	4,377	—	4,377	2,490	—	2,490
Other liabilities	86,916	8,971	95,887	73,032	7,009	80,041
Total liabilities	2,042,921	139,859	2,182,780	1,694,966	135,441	1,830,407
Equity:
Total equity	952,679	—	952,679	844,737	—	844,737
Total liabilities and equity	$2,995,600	$139,859	$3,135,459	$2,539,703	$135,441	$2,675,144

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)
Total includes straight line rent of $27.5 million ($24.7 million consolidated, $2.8 million unconsolidated) as of March 31, 2015 and $27.8 million ($23.7 million consolidated, $4.1 million unconsolidated) as of December 31, 2014.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1)
(in thousands)

	March 31, 2015				December 31, 2014
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$74,467	$—	$31,275	$43,192	$74,120	$—	$30,465	$43,655
Capital City Mall	99,674	665	35,275	65,064	99,665	152	34,419	65,398
Cherry Hill Mall	471,025	—	168,937	302,088	470,493	—	163,178	307,315
Crossroads Mall	48,995	195	15,588	33,602	48,872	195	15,098	33,969
Cumberland Mall	67,514	396	17,965	49,945	67,422	375	17,412	50,385
Dartmouth Mall	64,304	—	32,762	31,542	64,544	—	32,540	32,004
Exton Square Mall	158,642	—	42,577	116,065	158,622	1	41,473	117,150
Francis Scott Key Mall	90,371	251	29,474	61,148	90,309	1,681	28,480	63,510
Gadsden Mall	64,305	—	17,034	47,271	64,301	—	16,483	47,818
Jacksonville Mall	84,181	86	27,883	56,384	84,173	2	27,148	57,027
Logan Valley Mall	101,139	—	32,891	68,248	100,887	—	32,222	68,665
Lycoming Mall	79,249	—	27,238	52,011	79,240	—	26,547	52,693
Magnolia Mall	90,727	—	37,871	52,856	90,725	—	37,033	53,692
Moorestown Mall	131,980	2,362	40,474	93,868	131,353	2,147	39,061	94,439
New River Valley Mall	59,416	—	28,285	31,131	59,340	—	27,497	31,843
Palmer Park Mall	34,718	—	15,192	19,526	34,717	—	15,003	19,714
Patrick Henry Mall	146,454	—	55,310	91,144	146,434	—	53,642	92,792
Plymouth Meeting Mall	171,546	—	56,050	115,496	169,981	—	54,037	115,944
The Mall at Prince Georges	103,766	—	46,686	57,080	103,738	35	45,879	57,894
Springfield Town Center	468,612	—	—	468,612	—	—	—	—
Uniontown Mall	29,155	67	7,506	21,716	43,751	—	15,973	27,778
Valley Mall	100,808	—	32,986	67,822	100,682	177	32,217	68,642
Valley View Mall	78,816	126	21,066	57,876	78,811	1,032	20,426	59,417
Viewmont Mall	99,218	—	30,711	68,507	98,404	—	29,834	68,570
Voorhees Town Center	83,594	563	29,358	54,799	83,501	589	28,152	55,938
Washington Crown Center	51,628	—	17,207	34,421	51,562	30	16,747	34,845
Willow Grove Park	236,631	—	75,265	161,366	236,236	—	73,260	162,976
Wiregrass Commons Mall	56,772	—	17,507	39,265	56,539	—	16,939	39,600
Woodland Mall	193,288	—	52,619	140,669	192,976	—	51,048	141,928
Wyoming Valley Mall	112,185	—	38,894	73,291	112,074	—	37,980	74,094
Total Consolidated Malls	3,653,180	4,711	1,081,886	2,576,005	3,193,472	6,416	1,060,193	2,139,695
Unconsolidated Malls
The Gallery at Market East	126,363	11,297	16,415	121,245	126,515	8,965	15,245	120,235
Lehigh Valley Mall	46,021	762	23,765	23,018	46,423	418	23,750	23,091
Springfield Mall	57,031	9	17,080	39,960	57,017	9	16,670	40,356
Total Unconsolidated Malls	229,415	12,068	57,260	184,223	229,955	9,392	55,665	183,682
TOTAL MALLS	$3,882,595	$16,779	$1,139,146	$2,760,228	$3,423,427	$15,808	$1,115,858	$2,323,377
(continued on next page)

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1) (continued)
(in thousands)

	March 31, 2015				December 31, 2014
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Other Retail Properties
Monroe Marketplace (2)	$1,515	$245	$67	$1,693	$1,515	$—	$60	$1,455
Pitney Road Plaza (3)	1,088	3	24	1,067	1,017	20	13	1,024
Sunrise Plaza (4)	—	17	—	17	—	—	—	—
Street Level Retail (2 Properties)	20,227	47	982	19,292	20,227	—	785	19,442
Total Consolidated Other Retail Properties	22,830	312	1,073	22,069	22,759	20	858	21,921
Unconsolidated Other Retail Properties
Metroplex Shopping Center	42,919	—	22,551	20,368	42,919	—	22,125	20,794
The Court at Oxford Valley	28,242	—	10,687	17,555	28,242	—	10,532	17,710
Red Rose Commons	13,617	—	5,296	8,321	13,617	1	5,221	8,397
Springfield Park	8,518	—	2,280	6,238	8,519	—	2,216	6,303
Total Unconsolidated Other Retail Properties	93,296	—	40,814	52,482	93,297	1	40,094	53,204
TOTAL OTHER RETAIL PROPERTIES	$116,126	$312	$41,887	$74,551	$116,056	$21	$40,952	$75,125
Consolidated Properties Under Development
Springhills	$—	$19,243	$—	$19,243	$—	$19,230	$—	$19,230
White Clay Point	—	34,788	—	34,788	—	34,786	—	34,786
Total Consolidated Properties Under Development	—	54,031	—	54,031	—	54,016	—	54,016
Unconsolidated Properties Under Development
Gloucester Premium Outlets	3,458	11,516	—	14,974	3,458	6,401	—	9,859
Pavilion at Market East	6,240	784	2,053	4,971	6,240	784	2,027	4,997
Total Unconsolidated Properties Under Development	9,698	12,300	2,053	19,945	9,698	7,185	2,027	14,856
Other Properties
Land held for development - consolidated	8,721	—	—	8,721	8,721	—	—	8,721
Total Other Properties	8,721	—	—	8,721	8,721	—	—	8,721
TOTAL DEVELOPMENT AND OTHER PROPERTIES	$18,419	$66,331	$2,053	$82,697	$18,419	$61,201	$2,027	$77,593
TOTAL INVESTMENT IN REAL ESTATE	$4,017,140	$83,422	$1,183,086	$2,917,476	$3,557,902	$77,030	$1,158,837	$2,476,095
CONSOLIDATED PROPERTIES	$3,684,731	$59,054	$1,082,959	$2,660,826	$3,224,952	$60,452	$1,061,051	$2,224,353
UNCONSOLIDATED PROPERTIES	332,409	24,368	100,127	256,650	332,950	16,578	97,786	251,742
TOTAL INVESTMENT IN REAL ESTATE	$4,017,140	$83,422	$1,183,086	$2,917,476	$3,557,902	$77,030	$1,158,837	$2,476,095

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Consists of two parcels remaining after the sale of the property in 2010.

(3)	Consists of one parcel remaining after the sale of the property in 2010.

(4)	Consists of two parcels remaining after the sale of the property in 2010.

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended March 31, 2015
	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$(973)	$5,349	$4,376
New development projects	63	5,115	5,178
Renovation with no incremental GLA	810	—	810
Tenant allowances	3,784	107	3,891
Recurring capital expenditures:
CAM expenditures	587	22	609
Non-CAM expenditures	494	5	499
Total recurring capital expenditures	1,081	27	1,108
Total	$4,765	$10,598	$15,363

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of March 31, 2015
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate (2)	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable	$1,403,205	68.1%	$5,844	0.3%	$1,409,049	68.4%
Unconsolidated mortgage loans payable	185,554	9.0%	7,120	0.3%	192,674	9.3%
2014 Term Loans	155,000	7.5%	95,000	4.6%	250,000	12.1%
2013 Revolving Facility	—	—%	210,000	10.2%	210,000	10.2%
TOTAL OUTSTANDING DEBT	$1,743,759	84.6%	$317,964	15.4%	$2,061,723	100.0%
AVERAGE STATED INTEREST RATE	4.80%		1.91%		4.36%

(1)	Includes variable rate debt swapped to fixed rate debt.

		Average Debt Balance
		Mortgage Debt	2013 Revolving Facility	2014 Term Loans	TOTAL
Beginning Balance	12/31/2014	$1,598,257	$—	$130,000	$1,728,257
Mortgage loan amortization		(5,586)	—	—	(5,586)
Francis Scott Key Mall mortgage loan draw		5,844	—	—	5,844
Gloucester Premium Outlet construction loan draw		3,208	—	—	3,208
2014 Term Loan borrowings		—	—	120,000	120,000
2013 Revolving Facility borrowing		—	210,000	—	210,000
Ending Balance	3/31/2015	$1,601,723	$210,000	$250,000	$2,061,723
Weighted Average Balance		$1,598,851	$2,333	$131,333	$1,732,518

	Debt Maturities (1)
Year	Scheduled Amortization	Mortgage Balance at Maturity	2013 Revolving Facility	2014 Term Loans	Total Debt
2015	$18,599	$306,020	$—	$—	$324,619
2016	15,635	219,480	210,000	—	445,115
2017	15,335	153,283	—	—	168,618
2018	15,115	150,987	—	—	166,102
2019	15,652	28,050	—	150,000	193,702
Thereafter	42,239	621,328	—	100,000	763,567
	$122,575	$1,479,148	$210,000	$250,000	$2,061,723

(1)
The weighted average period to mortgage loan maturity is 4.41 years, excluding extension options. Includes 100% of mortgage loan debt from consolidated properties and our share of mortgage loan debt from unconsolidated properties, based on our ownership percentage.

Weighted Average Mortgage Interest Rates
Year	Balance	Interest Rate
2015	310,626	5.69%
2016	223,694	5.55%
2017	153,510	5.45%
2018	153,810	3.63%
2019	28,050	4.38%
Thereafter	732,033	4.61%
Total	$1,601,723	4.93%

Pennsylvania Real Estate Investment Trust
Debt Schedule as of March 31, 2015
(in thousands)

	Debt (1)	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans
Springfield East (2)	$2,061	5.39%	$92	$2,061	Jun 2015	Mar 2020
Springfield Park (2)	2,419	5.39%	107	2,419	Jun 2015	Mar 2020
Magnolia Mall (3)	55,317	5.33%	4,413	54,965	July 2015	July 2015
Patrick Henry Mall	84,421	6.34%	7,743	83,210	Oct 2015	Oct 2015
Springfield Mall (2)	31,154	4.77%	2,118	30,741	Nov 2015	Nov 2015
Willow Grove Park	135,254	5.65%	11,083	132,624	Dec 2015	Dec 2015
Valley Mall	80,508	5.49%	5,014	78,996	Mar 2016	Mar 2016
Woodland Mall	143,186	5.58%	10,760	140,484	Apr 2016	Apr 2016
The Mall at Prince Georges	150,000	5.51%	8,269	150,000	June 2017	June 2017
Francis Scott Key Mall (2)	62,625	3.71%	2,321	62,625	Mar 2018	Mar 2018
Viewmont Mall (2)	48,000	3.72%	1,786	48,000	Mar 2018	Mar 2018
Lycoming Mall	33,730	3.72%	3,001	30,907	Mar 2018	Mar 2018
New River Valley Mall (2)(4)	28,050	4.38%	1,229	28,050	Jan 2019	Jan 2019
Valley View Mall	30,074	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall	65,418	5.88%	4,972	58,519	July 2020	July 2020
Red Rose Commons	14,149	5.14%	978	12,378	July 2021	July 2021
The Court at Oxford Valley	28,947	5.56%	1,668	25,782	July 2021	July 2021
Capital City Mall	62,996	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	48,953	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	297,338	3.90%	16,980	251,120	Sept 2022	Sept 2022
Dartmouth Mall	64,753	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center	41,405	5.00%	2,681	33,502	Oct 2023	Oct 2023
Wyoming Valley Mall (5)	78,000	5.17%	5,124	66,694	Dec 2023	Dec 2023
Total Fixed Rate Mortgage Loans	$1,588,758	4.95%	$104,266	$1,466,410
Variable Rate Mortgage Loans
Pavilion East Associates	$3,510	2.94%	$253	$3,283	Aug 2017	Aug 2017
Francis Scott Key Mall	5,844	2.77%	162	5,844	Mar 2018	Mar 2018
Gloucester Premium Outlets	3,611	1.68%	60	3,611	Jun 2018	Jun 2019
Total Variable Rate Mortgage Loans	$12,965	2.51%	$475	$12,738
Total Mortgage Loans	$1,601,723	4.93%	$104,741	$1,479,148
CONSOLIDATED MORTGAGE LOANS	$1,409,049	4.89%	$91,812	$1,306,852
UNCONSOLIDATED MORTGAGE LOANS	192,674	5.26%	12,929	172,296
2014 5 YEAR TERM LOAN (2)	125,000	3.10%	3,871	125,000	Jan 2019	Jan 2019
2014 5 YEAR TERM LOAN VARIABLE (6)	25,000	1.88%	470	25,000	Jan 2019	Jan 2019
2014 7 YEAR TERM LOAN (2)	30,000	3.73%	1,118	30,000	Jan 2021	Jan 2021
2014 7 YEAR TERM LOAN VARIABLE (6)	70,000	2.13%	1,490	70,000	Jan 2021	Jan 2021
2013 REVOLVING FACILITY	210,000	1.88%	3,944	210,000	Apr 2016	Apr 2018
Total	$2,061,723	4.36%	$115,634	$1,939,148
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.19%	—	—
EFFECTIVE INTEREST RATE	$2,061,723	4.55%	$115,634	$1,939,148

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

(2)	All or a portion of the loan has been effectively swapped to the fixed interest rate presented.

(3)	The Company repaid this mortgage loan in April 2015.

(4)	Payments are of interest only until 2017, then principal and interest at a rate to be determined.

(5)	Payments are of interest only until April 2015.

(6)	Amounts presented were swapped to a fixed interest rate in April 2015.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

March 31, 2015
Consolidated Liabilities to Gross Asset Value	49.57%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	36.55%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	2.01
Adjusted EBITDA may not be less than 1.45 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	11.19
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	18.36%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 12%

(1)
The 2013 Revolving Facility agreement dated as of April 17, 2013, as amended, and the 2014 Term Loan agreements dated as of January 8, 2014 contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility and 2014 Term Loans. In addition to the ratios set forth herein, there are several other ratios under the 2013 Revolving Facility and 2014 Term Loans with which the Company must comply, all of which are described in the Company’s 2014 Annual Report on Form 10-K dated February 23, 2015.

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income (computed in accordance with GAAP) excluding gains and losses on sales of operating properties, extraordinary items (computed in accordance with GAAP) and significant non-recurring events that materially distort the comparative measurement of company performance over time; plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. NAREIT’s established guidance provides that excluding impairment write downs of depreciable real estate is consistent with the NAREIT definition.

FFO is a commonly used measure of operating performance and profitability among REITs. We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs.

FFO does not include gains and losses on sales of operating real estate assets or impairment write downs of depreciable real estate, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.

We also present Funds From Operations, as adjusted, and Funds From Operations per diluted share and OP Unit, as adjusted, which are non-GAAP measures, for the three months ended March 31, 2015 and 2014 to show the effect of acquisition costs and loss on hedge ineffectiveness, which had a significant effect on our results of operations, but are not, in our opinion, indicative of our operating performance.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of our operating performance, such as acquisition costs and loss on hedge ineffectiveness.

Net Operating Income (NOI)

NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus property operating expenses (determined in accordance with GAAP), plus our share of revenue and property operating expense of our partnership investments. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.

NOI excludes other income, general and administrative expense, interest expense, depreciation and amortization, gains on sales of non-operating real estate, impairment losses, and acquisition costs and other expenses.
Same Store NOI
Same Store NOI is calculated using retail properties owned for the full periods presented and exclude properties acquired or disposed of or reclassified as held for sale during the periods presented.
Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as Adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, and (5) amortization of above- and below-market lease intangibles.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Pennsylvania Real Estate Investment Trust
Forward Looking Statements

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect our current views about future events, achievements or results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors:

•	our substantial debt and stated value of preferred shares and our high leverage ratio;

•	constraining leverage, unencumbered debt yield, interest and tangible net worth covenants under our Credit Agreements;

•
potential losses on impairment of certain long-lived assets, such as real estate, or of intangible assets, such as goodwill, including such assets that we might be required to record in connection with any dispositions of assets;

•	changes in the retail industry, including consolidation and store closings, particularly among anchor tenants;

•	our ability to sell properties that we seek to dispose of and our ability to obtain estimated sale prices;

•	the effects of online shopping and other uses of technology on our retail tenants;

•	risks related to development and redevelopment activities;

•
current economic conditions and the state of unemployment growth and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and our cash flows, and the value and potential impairment of our properties;

•	our ability to refinance our existing indebtedness when it matures, on favorable terms or at all;

•
our ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties or interests in properties, or through other actions;

•	our ability to identify and execute on suitable acquisition opportunities and to integrate acquired properties into our portfolio;

•	our partnership and joint ventures with third parties to acquire or develop properties;

•	our short and long-term liquidity position;

•	general economic, financial and political conditions, including credit and capital market conditions, changes in interest rates or unemployment;

•	our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years;

•	acts of violence at malls, including our properties, or other similar spaces, and the potential effect on traffic and sales;

•	changes to our corporate management team and any resulting modifications to our business strategies;

•	increases in operating costs that cannot be passed on to tenants;

•	concentration of our properties in the Mid-Atlantic region;

•	changes in local market conditions, such as the supply of or demand for retail space, or other competitive factors; and

•	potential dilution from any capital raising transactions.